UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 20, 2004


                         Magellan Petroleum Corporation
                         ------------------------------
             (Exact Name of registrant as specified in its charter)

                Delaware                      1-5507                06-0842255
    ----------------------------------  ------------------    ------------------
       (State or other jurisdiction        (Commission            (IRS Employer
            of incorporation)              File Number)      Identification No.)


                     P.O. Box 1146, Madison, CT 06443-1146
                     -------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (203) 245-7664
                                                           ---------------


                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)



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                                    FORM 8-K

                         MAGELLAN PETROLEUM CORPORATION


Item 5.           Other Events and Regulation FD Disclosure
                  -----------------------------------------

         Magellan Petroleum Corporation (the "Company") is filing this current report on Form 8-K to report that on February 20, 2004, the U.S. Securities and Exchange Commission declared effective the Company's registration statement on Form S-3 (Reg. No. 333-109533), previously filed on October 8, 2003. The Company's registration statement relates to the public resale of up to 1,300,000 shares of the Company's Common Stock previously sold by the Company in a private placement transaction that was completed on September 2, 2003 to Sagasco Amadeus Pty Limited, a subsidiary of Sydney-based Origin Energy Limited, in exchange for Sagasco's sale to the Company of 1,200,000 shares of the Company's majority-held subsidiary, Magellan Petroleum Australia Limited.

                                    FORM 8-K

                         MAGELLAN PETROLEUM CORPORATION


                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            MAGELLAN PETROLEUM CORPORATION
                                                   (Registrant)


                                            By /s/ James R. Joyce
                                           ------------------------
                                            Name: James R. Joyce
                                            Title:   President


Date:  February 20, 2004